Exhibit 99.2

THOR INDUSTRIES, INC.

BOARD COMPENSATION

RESTRICTED STOCK UNIT AWARD CERTIFICATE

THIS IS TO CERTIFY that, in partial compensation for the discharge of your duties as a Director of Thor Industries, Inc., a Delaware corporation (the “Company”), the Company has offered you (the “Director”) the right to receive restricted stock units under its 2010 Equity and Incentive Plan (the “Plan”), as follows:

Name of Director:

Address of Director:

Number of Units:	1,000

Date of Grant:	, 20 One (1) year from the Date of Grant, if vested

Payment Date:

Vesting Commencement Date:	,20

Vesting Schedule:	All Units will vest one (1) year from the Date of Grant

By your signature and the signature of the Company’s representative below, you and the Company agree to be bound by all of the terms and conditions of the Restricted Stock Unit Award Agreement attached hereto as Annex I (the “Award Agreement”) and the Plan, which is attached hereto as Annex II (both incorporated herein by this reference as if set forth in full in this document). By executing this Certificate, you hereby irrevocably elect to accept the Restricted Stock Unit Award rights granted pursuant to this Certificate and the Award Agreement and to receive the Restricted Units (as defined in the Award Agreement) designated above subject to the terms of the Plan, this Certificate, and the Award Agreement.

Director:	Thor Industries, Inc.

By:
Name:	Name:
Title:

Dated:	Dated:

Thor Industries, Inc. 2010 Equity and Incentive Plan

Restricted Stock Unit Award Certificate

Annex I

THOR INDUSTRIES, INC.

2010 EQUITY AND INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (this “Agreement”), is entered into on the execution date of the Restricted Stock Unit Award Certificate to which it is attached (the “Certificate”), between Thor Industries, Inc., a Delaware corporation (the “Company”), and the Director named in the Certificate.

Pursuant to the Thor Industries, Inc. 2010 Equity and Incentive Plan (the “Plan”), the Administrator has authorized the grant to Director of the right to receive restricted stock units that entitle the Director to receive shares of the Company’s Common Stock (the “Award”), upon the terms and subject to the conditions set forth in the Plan, the Certificate, and in this Agreement. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Certificate or the Plan.

NOW, THEREFORE, in consideration of the premises and the benefits to be derived from the mutual observance of the covenants and promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Restricted Stock Unit Award. The Company hereby awards and grants to Director the number of restricted stock units set forth in the Certificate, which are subject to the restrictions and conditions set forth in the Plan, the Certificate, and this Agreement (the “Restricted Stock Units”). By Director’s execution of the Certificate, Director agrees to accept the Award rights granted pursuant to the Certificate and this Agreement, and to receive the Restricted Stock Units designated in the Certificate subject to the terms of the Plan, the Certificate and this Agreement. Each Restricted Stock Unit shall entitle the Director to receive one share of the Company’s Common Stock subject to the fulfillment of the vesting conditions set forth in Section 2 hereof (the “Shares”). Director acknowledges and agrees that the Restricted Stock Units are bookkeeping entries only and no shares of Common Stock shall be issued, either as book entry with the Company’s transfer agent or as physical certificates, unless and until the Restricted Stock Units have vested and are no longer subject to forfeiture. The Company shall in accordance with the Plan, establish and maintain an account (the “Restricted Stock Unit Account”) for participant, and shall credit such account for the number of Restricted Stock Units granted to Participant. On any given date, the value of each Restricted Stock Unit credited to the Restricted Stock Unit Account will equal the Fair Market Value on such date of one share of common stock.

2. Vesting. Except as otherwise provided in the Plan or an employment agreement or service agreement, the terms of which have been approved by the Administrator, the Restricted Stock Units will vest pursuant to the Vesting Schedule set forth in the Certificate. Restricted Stock Units that have vested and are no longer subject to forfeiture according to the Vesting Schedule are referred to herein as “Vested Units.” Restricted Stock Units that have not vested and remain subject to forfeiture under the Vesting Schedule are referred to herein as “Unvested Units.” The Unvested Units will vest and become payable in accordance with the

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Restricted Stock Unit Award Agreement – Page 1

Vesting Schedule. As soon as practicable after the Unvested Units become Vested Units, the Company will settle the Vested Units by issuing to Director one share of the Company’s Common Stock for each Vested Unit. No fractional shares shall be issued under this Agreement.

(a) Forfeiture of Unvested Units. Except as otherwise provided in this Section, Restricted Stock Units previously granted to Director may be forfeited, unless the Nominating and Governance Committee of the Board shall deem facts sufficient to prevent forfeiture, if Director:

i)	shall be found guilty of a felony or is found guilty of breach of fiduciary duty to the Company;

ii)	ceases to be a director for reasons other than death, incapacity or retirement from the Board after at least five (5) years of service as a director of the Company prior to vesting of any Restricted Stock Units awarded; or

iii)	elects not to stand for reelection.

No Shares shall be issued or issuable with respect to any portion of the Award that terminates unvested and is forfeited.

(b) Non-retention. In the event that Director shall not be renominated or shall not be reelected by stockholders of the Company, Unvested Units previously awarded to Director shall vest in the ordinary course of their vesting schedule and shall not be forfeited.

(c) Restriction on Transfer of Restricted Stock Units. Until the applicable Payment Date, Restricted Stock Units and any related securities, other property or amounts nominally credited to the Restricted Stock Unit Account may not be sold, transferred, or otherwise disposed of, and may not be pledged or otherwise hypotheticated.

3. Right to Shares. Until the applicable Payment Date, Director shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock) issuable under the Award until the Award is settled by the issuance of such Shares to the Director.

4. Compliance with Laws and Regulations. The issuance and transfer of Common Stock under this Award is subject to the Company’s and Director’s full compliance, to the satisfaction of the Company and its counsel, with all applicable requirements of federal, state, and foreign securities laws and with all applicable requirements of any securities exchange on which the Common Stock may be listed at the time of such issuance or transfer. Director understands that the Company is under no obligation to register or qualify the shares of Common Stock with the Securities Exchange Commission, any state securities commission, foreign securities regulatory authority, or any securities exchange to effect such compliance.

5. Change in Control. In the event that a Change in Control is consummated, all Unvested Units shall immediately vest.

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Restricted Stock Unit Award Agreement – Page 2

6. Representations and Warranties of Director. Director represents and warrants to the Company as follows:

(a) Agrees to Terms of the Plan. Director has received a copy of the Plan and has read and understands the terms of the Plan, the Certificate, and this Agreement, and agrees to be bound by their terms and conditions. Director acknowledges that there may be adverse tax consequences upon the vesting of Restricted Stock Units or disposition of the shares of Common Stock received pursuant to settlement of this Award, and that Director should consult a tax advisor before such time. Director agrees to sign such additional documentation as the Company may reasonably require from time to time.

(b) Rule 144. Director understands that, to the extent Director wishes to avail himself of Rule 144 promulgated under the Securities Act in connection with any transfer of Common Stock received pursuant to settlement of this Award, Rule 144 may indefinitely impose transfer restrictions on such transfer if Director is an “affiliate” of the Company (as defined in Rule 144), or for up to one year if Director is not an “affiliate” of the Company.

7. Compliance with Securities Laws. Director understands and acknowledges that, notwithstanding any other provision of this Agreement to the contrary, the issuance, holding and transfer of the Common Stock received pursuant to settlement of this Award shall be subject to compliance by the Company and Director with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed from time to time. Director understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance. Director agrees to cooperate with the Company to ensure compliance with such laws.

8. Adjustments. The Restricted Stock Units are subject to the adjustment provisions set forth in Section 11 of the Plan.

9. Modification. The Agreement may be modified only in writing signed by both parties.

10. Interpretation. Any dispute regarding the interpretation of this Agreement must be submitted by Director or the Company to the Administrator for review. The resolution of such a dispute by the Administrator will be final and binding on the Company and Director.

11. Entire Agreement. The Plan and the Certificate are incorporated herein by reference, and Director hereby acknowledges receiving a copy of the Plan. This Agreement, the Certificate and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, the Certificate, and the Plan, the Plan will govern.

12. Notices. Any notice required under this Agreement to be given or delivered to the Company must be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Director must be in

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Restricted Stock Unit Award Agreement – Page 3

writing and addressed to Director at the address indicated on the Certificate or to such other address as Director designates in writing to the Company. All notices will be deemed to have been given or delivered (a) upon personal delivery, (b) five days after deposit in the United States mail by certified or registered mail (return receipt requested), (c) two business days after deposit with any return receipt express courier (prepaid), or (d) one business day after transmission by facsimile.

13. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement is binding upon Director and Director’s heirs, executors, administrators, legal representatives, successors and assigns.

14. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

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Restricted Stock Unit Award Agreement – Page 4

Annex II

THOR INDUSTRIES, INC.

2010 EQUITY AND INCENTIVE PLAN

Thor Industries, Inc. 2010 Equity and Incentive Plan